Exhibit 31.3
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
EXCHANGE ACT RULE 13a-14(a)

I, Mario Rivas, certify that:

1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Transphorm, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	March 16, 2021	By:	/s/ Mario Rivas
Mario Rivas
Chief Executive Officer